Financial instruments	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Financial instruments

Note 25. Financial instruments

Classes and categories of financial instruments

The following table provides information on categories of financial instruments based on their characteristics and nature:

	As of December 31, 2025		As of December 31, 2024
(SEK in thousands)	Fair value through profit or loss	Amortized cost	Fair value through profit or loss	Amortized cost
Financial assets
Deposits	-	2,573	-	12,422
Trade receivables	-	21,015	-	21,148
Accrued income	-	29,516	-	34,121
Other receivables	-	38,499	-	40,263
Restricted cash	-	-	-	32,869
Cash	-	278,825	-	74,165

Financial liabilities
Loans and borrowings (current and non-current)	-	16,240	-	-
Convertible debenture	-	207,716	-	379,795
Lease liabilities	-	642,553	-	641,507
Trade and other payables (current and non-current)	-	277,089	-	376,292
Liabilities associated with cash advances	-	354,842	-	166,216
Derivative instruments (warrants)	128,381	-	1,432	-
Embedded derivative (convertible debt)	4,603	-
Other liabilities	-	30,086	-	20,608
Accrued expenses	-	146,786	-	84,681

Deposits, trade receivables, accrued income, other receivables and cash

The carrying amount of deposits, trade receivables, accrued income, other receivables and cash corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Restricted cash

At the end of December 2024 after the senior loan facility was terminated, several bank accounts were restricted for the Group, as the Group didn’t have access to the accounts or as the agreement stipulated for what type of transactions that account was intended for, the Group treated them as restricted cash as of December 31, 2024. The Group didn’t enter any senior loan facility in 2025 and as of December 31, 2025, there are no restricted cash balances.

Loans and borrowings

	As of December 31,
(SEK in thousands)	2025	2024
Borrowings measured at amortized cost
Liabilities to credit institutions	16,240	-

Classified as:
Long-term	12,180	-
Short-term	4,060	-
	16,240	-

In 2025, Einride Norway AS, a subsidiary of Einride, obtained a term loan facility from Pareto Bank ASA for a principal amount of NOK 18 million. This loan has a maturity period of four years, with repayments structured over 16 quarterly periods, involving quarterly principal amortization of NOK 1 million (NOK 4 million annually). The interest rate is variable, set at NIBOR 3M plus a margin of 5%, and is reviewed and updated at the inception of each quarter. A lending fee of NOK 355 thousand was incurred at the loan’s inception and the effective interest rate at the start date was 9.53%. The facility is secured by a guarantee from Einride for NOK 5 million and by a pledge over Einride Norway AS’s operating assets and the specific trucks purchased with the loan proceeds, valued at NOK 20 million.

The Group fully settled a senior loan facility in 2024.

Convertible promissory note (convertible debenture)

	As of December 31,
(SEK in thousands)	2025	2024
Borrowings measured at amortized cost
Convertible debt instrument, host component	207,716	379,795

Classified as:
Long-term	-	379,795
Short-term	207,716	-
	207,716	379,795

In September 2024, the Group issued convertible debentures in USD with a term of 24 months. The loan carried an annual nominal interest rate of 10% and an annual PIK (payment in kind) interest rate of 49%. The nominal interest earned was paid quarterly in arrears to the convertible bond holder. The PIK interest was capitalized quarterly and added to the outstanding debt. At conversion, the lower value of USD 10.79 per share or the applicable “market price” will apply. The “market price” is determined as the price per preference share equal to the preference amount applicable from time to time for Series C preference shares in accordance with the articles of association adopted by the Group. The holder will receive one share for each full amount of the applicable conversion price. These debentures were redeemed during 2025. On April 8, 2025, all subscribed and allocated convertible debentures were converted into Series C preference shares. Through the conversion, the convertible debenture holders have been allocated a total of 7,395,078 new Series C preference shares. The early conversion resulted in accelerated interest expenses.

In May 2025, the Group issued further convertible debentures with a maturity date in May 2027 and a maximum initial principal amount of USD 20 million (SEK 191,270 thousand). These debentures are convertible into the Group’s Series C preference shares upon specific events, such as change in control. The redemption amount of these debentures increases over time. The amount will increase to USD 23 million (SEK 219,961 thousand) if settled within 12 months of issuance, to USD 25 million (SEK 239,088 thousand) if settled between 12 and 18 months, and potentially up to USD 27 million (SEK 258,214 thousand) after 18 months. The conversion price is set at the lower of USD 10.79 per share or the market value of the Series C preference shares, with a minimum of USD 0.63 per share. The fair market value for Series C preference shares was USD 14.55 per share as of December 31, 2025. Due to the transactions contemplated by the Business Combination Agreement which are expected to occur within 12 months of the reporting period end, the Group anticipates an automatic conversion of the debentures into Series C preference shares. As the Group does not have an unconditional right to defer settlement beyond 12 months of the reporting period end, the convertible debentures are classified as current liabilities as of December 31, 2025.

The interest expense incurred for the year is calculated by applying an effective interest rate of 21.2% to the liability component for the two-year period since the convertible debentures were issued. The liability component is measured at amortized cost. The difference between the carrying amount of the liability component at the date of issue and the carrying value of the amount reported as of 31 December 2025 represents the effective interest rate to date.

The amortized cost of the convertible debentures corresponds to their fair value as of December 31, 2025 due to the short time period between issuance and year-end and minimal changes to the business and related market rates.

Trade and other payables, other liabilities, and accrued expenses

The trade and other payables consist mainly of outstanding amounts for purchases and running costs. No interest is charged on trade and other payables before the due date. After the due date, interest on late payments is charged in accordance with prevailing laws and practices in the relevant country. The Group has financial risk management policies to ensure that all liabilities are paid within the predetermined credit terms.

The carrying amount of trade and other payables, other liabilities, and accrued expenses corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Liabilities associated with cash advances

In September 2024, the Group entered into an agreement with a financial institution for a factoring facility with a credit limit of SEK 50 million. This facility enabled the Group to sell its outstanding customer invoices and finance up to 8-months of future invoicing under the Group’s signed customer contracts. The factoring facility was extended in November 2025, and as part of this extension, the credit limit was increased to SEK 550 million. The cost of this facility, which included costs for both issued and future invoices for which cash has been received, in 2025 was SEK 80,108 thousand (2024: SEK 11,172 thousand), which is recorded within finance costs.

The Group’s assessment of the agreement with the financial institution is that all risks and rewards, including the credit risk, are transferred. The liability for the payments received from the financial institution are recognized in the current liabilities in the Liabilities associated with cash advances financial statement caption.

The carrying amount of the Liabilities associated with cash advances corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Fair value of the Group’s financial assets and liabilities measured at fair value on a recurring basis

Some of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The fair value measurement of the Group’s derivative financial assets and liabilities utilizes market observable inputs and data to the extent it is available. The table below contains information on how the fair values of these financial assets and financial liabilities are determined (in particular the valuation techniques and inputs used).

		As of December 31,
(SEK in thousands)	Level	2025	2024
Financial liabilities
Embedded derivative (convertible debentures)	3	4,603	-
Derivative instruments (warrants)	3	128,381	1,432
Financial liabilities		132,984	1,432

There have been no transfers between levels 1, 2, and 3 during the current or previous year.

(Amounts in thousands)	Derivative instruments
As of 1 January, 2024	45,028
Profit or loss reported:
Net gains on financial assets or liabilities measured at fair value through profit or loss	(51,315)
Finance costs	7,719
As of December 31, 2024	1,432
Profit or loss reported:
Net losses on financial assets or liabilities measured at fair value through profit or loss	129,262
Finance costs	2,290
As of December 31, 2025	132,984

As part of a capital raising round in December 2023, the Group issued 2,169,008 warrants to an anchor investor without cash consideration. Each warrant grants the anchor investor the right to subscribe for one new ordinary share in the Parent. The warrant subscription period ends December 1, 2028, or the earlier of the date of decision to liquidate, approval or signing of a merger plan, a request for compulsory redemption, or approval or signing of a demerger plan. Based on their contractual terms, these warrants are classified as derivative instruments and are measured at fair value through the Consolidated Statements of Loss and Other Comprehensive Income/(Loss). This classification arises because the warrants are denominated in USD, while the entity’s functional currency is SEK.

The fair value of the warrants is determined through a valuation performed by an external party, utilizing the Black-Scholes option pricing model. Key unobservable inputs used in this valuation as of December 31, 2025 and 2024 include:

●	Expected life: 2.75 years (2024: 4 years)

●	Volatility: 37% (2024: 35)%

●	Risk free interest rate: 3.5% (2024: 4.1)%

A decrease or increase of 10% in volatility would have resulted in a fair value of warrants ranging from SEK 107 million to SEK 151 million at December 31, 2025.

The fair value of the embedded derivative within convertible debt is determined through a valuation performed by an external party, utilizing the Monte Carlo simulation model. Key unobservable inputs used in this valuation as of December 31, 2025 include:

●	Volatility: 37%

●	Risk free interest rate: 3.5%

A decrease or increase of 10% in volatility would have resulted in a fair value of the embedded derivative within convertible debt ranging from SEK 4,510 thousand to SEK 4,971 thousand as of December 31, 2025.

Risk management strategy

The Group’s treasury function provides services to the business, monitors, and manages the financial risks arising in the Group’s operations through internal risk reports that analyze risk exposures and the extent of the risks. These risks include market risks (including currency risk and interest rate risk), credit risk and liquidity risk.

Market risk

The Group’s operations are mainly exposed to financial risks through changes in exchange rates and interest rates (see below).

There has been no change in the Group’s exposure to market risks or how these risks are managed and measured, except for exposure to its own share price in the convertible debentures.

(i) Currency risk management

The Group conducts transactions in foreign currencies and is therefore exposed to exchange rate fluctuations. The carrying amount of the Group’s financial assets and liabilities in foreign currencies on the Consolidated Statements of Financial Position date is as follows:

	As of December 31,
	2025	2024	2025	2024
(Amounts in thousands)	Liabilities		Assets
USD	594,212	613,061	208,058	56,884
EUR	201,799	23,279	69,928	34,690
NOK	45,413	2,234	38,251	20,816
Others	26,964	4,947	4,757	6,419

Currency exchange rate sensitivity analysis

Foreign currency risk arises from financial instruments denominated in a currency for measuring financial instruments other than the functional currency. It is the risk that changes in foreign exchange rates will affect the fair value and cash flows of financial instruments. The Group is mainly exposed to currency risk from the USD, EUR, and NOK.

The table below describes the Group’s sensitivity to a 10 per cent change in exchange rates, which is the sensitivity rate used in internal reporting of currency risk to key personnel and represents management’s assessment of the reasonable potential change in exchange rates. The sensitivity analysis covers external loans, cash, trade receivable, trade and other payables, accrued income and derivatives. Purchases and financing of vehicles are also made in the local currency. This also means that the Group sees no reason to hedge currency risk with any financial instruments.

	For the year ended December 31,
	2025	2024	2025	2024
(Amounts in thousands)	Impact USD		Impact EUR
Consolidated Statements of Loss and Other Comprehensive Income/(Loss)	38,615	55,618	20,806	1,141

	For the year ended December 31,
	2025	2024	2025	2024
(Amounts in thousands)	Impact NOK		Others
Consolidated Statements of Loss and Other Comprehensive Income/(Loss)	716	1,858	2,221	320

If on balance sheet date all exchange rates were to change by 10% in an unfavorable direction, the effect on equity would be approximately SEK 49,845 thousand (2024: SEK 36,478 thousand).

	As of December 31,
(SEK in thousands)	2025	2024
USD	(48,356)	(27,306)
EUR	(679)	(5,738)
NOK	(188)	(2,693)
Others	(622)	(741)
Effect on equity	(49,845)	(36,478)

(ii) Interest rate risk management

Interest rate risk refers to the risk that the fair value or cash flow of financial instruments will fluctuate due to changes in market interest rates. The Group manages this risk by maintaining a balance of fixed and variable rate loans. The Group regularly evaluates its hedging activities to ensure that the most cost-effective hedging strategies are applied.

The Group’s exposure to interest rates on financial assets and financial liabilities is described in the section on liquidity risk management in this note.

Interest sensitivity analysis

The table below shows the impact in SEK in thousands of changes in interest rates by 100 basis points.

	Interest-bearing debt		Effect on earnings of a 100- basis point increase in interest rates on debt and derivatives
	For the year ended December 31,		For the year ended December 31,
(SEK in thousands)	2025	2024	2025	2024
Interest expense on liabilities to credit institutions	14,289	119,229	143	1,192
Interest expense on convertible debentures	445,181	40,648	4,452	406

The Group’s credit risk exposure

Credit risk is the risk that a party to a financial instrument will not be able to fulfill an obligation and thereby cause the counterparty a financial loss. The Group’s maximum exposure to credit risk, without taking into account any collateral, is shown in the table below.

	For the year ended December 31,
(SEK in thousands)	2025	2024
Deposits	2,573	12,422
Trade receivables	21,015	21,148
Accrued income	29,516	34,121
Restricted cash	-	32,869
Cash	278,825	74,165
Total	331,929	174,725

Credit risk management

For financial transactions, the Group only deals with counterparties that are at least investment grade (BBB or equivalent), which are considered to have low credit risk. Credit rating information is provided by independent credit rating agencies. The Group’s exposure and the credit ratings of counterparties are monitored regularly. The Group assesses that a counterparty is associated with increased credit risk if payment of receivables is not made 30 days after the due date.

Credit ratings are performed as part of the commercial process prior to entering into new agreements and are monitored on an ongoing basis at customer level. Monitoring processes are in place to ensure that follow-up measures are taken to recover past due receivables. In this respect, the Group believes that the Group’s credit risk is minimized. Trade receivable is spread across different industries and geographical areas.

The average days outstanding for trade receivable, invoiced, is 78 days (2024: 34 days).

Age analysis of trade receivable is shown below:

	As of December 31,
	2025		2024
(SEK in thousands)	Gross	Write off	Gross	Write off
Receivables not past due	5,511	-	9,917	-
Receivables past due by
0-30 days	616	-	6,457	(644)
31-90 days	3,646	-	3,052	(3,151)
91-120 days	365	-	5,517	-
120 days or more	15,578	(4,701)	-	-
Trade receivable	25,716	(4,701)	24,943	(3,795)

Cash, deposits and restricted cash are placed with reputable banks and financial institutions with high credit ratings and no history of default.

During 2025, there were no significant increases in the Group’s credit risks.

Liquidity risk

Responsibility for liquidity risk management lies with the Board of Directors, which has established a framework for short-, medium- and long-term liquidity risk management for financing and liquidity. The Group manages short-term liquidity risk by maintaining sufficient reserves and loans and borrowings. The liquidity reserve consists of cash and totals SEK 278,825 thousand (2024: SEK 74,165 thousand) as of the Consolidated Statements of Financial Position date. Further, as mentioned in notes 2 and 25, the Group makes use of its factoring arrangement which it utilizes to provide flexibility in the timing of monetizing its invoices, both issued and to be issued in the short term based on contracted services with customers.

Long-term liquidity risk is managed by continuously monitoring forecasts and actual cash flows and by matching the maturity profiles of financial assets and liabilities.

The tables below describe the Group’s remaining contractual maturities for its financial liabilities. The table includes both interest and repayments. For variable interest rates and foreign currencies, interest rates and exchange rates on the Consolidated Statements of Financial Position date are used for the entire period. The contractual maturity is based on the earliest date on which the Group may become liable to pay. Cash flows are undiscounted.

	< 1 month	1-3 months	3-12 months	1-2 years	2-5 years	5+ years	Total contractual cash flow	Total carrying value
	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK
December 31, 2024
Convertible debenture	-	-	-	-	379,795	-	379,795	379,795
Lease liabilities	-	-	76,210	55,079	98,953	411,265	641,507	641,507
Trade payables	376,292	-	-	-	-	-	376,292	376,292
Liabilities associated with cash advances	10,123	48,024	108,069	-	-	-	166,216	166,216
Accrued Expenses	84,684	-	-	-	-	-	84,684	84,684
December 31, 2025
Convertible debenture	-	-	207,716	-	-	-	207,716	207,716
Lease liabilities	6,289	12,578	56,604	105,173	80,400	381,510	642,553	642,553
Trade payables	254,348	2,384	8,969	11,388	-	-	277,089	277,089
Liabilities associated with cash advances	-	89,503	265,339	-	-	-	354,842	354,953
Accrued Expenses	146,786	-	-	-	-	-	146,786	146,786

The convertible debenture may be repaid or converted to shares at the discretion of the holder under certain conditions.

The following table details the group’s liquidity analysis for its derivative financial instruments based on contractual maturities. The table has been drawn up based on the undiscounted net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	< 1 month	1-3 months	3-12 months	1-2 years	2-5 years	5+ years
	TSEK	TSEK	TSEK	TSEK	TSEK	TSEK
December 31, 2024
Derivative Instruments (Warrants)	-	-	-		1,432	-
December 31, 2025
Derivative Instruments (Warrants)	-	-	-	128,381	-	-
Embedded derivative (Convertible debt)	-	-	4,603	-	-	-

Capital risk management

The capital structure of the Group consists of shareholders’ equity, debt and cash. The Group monitors capital to maintain an appropriate structure that fulfils its strategic objectives, considers the needs of shareholders, and ensures it maintains sufficient funds to continue as a going concern.

The Group manages its capital to ensure that its entities can continue operations even under adverse conditions and to maximize shareholder returns by optimizing the capital structure.